UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): December 1, 2008

Emerson Electric Co.

-------------------------------------------------

(Exact Name of Registrant as Specified in its Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change. Trailing 3-month average versus prior year.)

	August ‘08	September ‘08	October ‘08
Process Management	+10 to +15	0 to +5	-5
Industrial Automation	+10 to +15	+5 to +10	-5 to 0
Network Power	0 to +5	0 to +5	-5
Climate Technologies	+10 to +15	+5 to +10	-5
Appliance and Tools	-5 to 0	-5	-15 to -10
Total Emerson	+5 to +10	0 to +5	-10 to -5

October 2008 Order Comments:

Recent strengthening of the U.S. dollar had a significant negative impact on the trailing three-month order rates which were down 5 to 10 percent.  The impact of the stronger U.S. dollar reduced overall orders by approximately 8 percentage points for the trailing three months.  Underlying orders excluding the currency impact remained positive for Emerson for the trailing three-month period but for the first time in two years the underlying orders for a single month excluding currency were negative in October.  For the month of October, underlying orders were down 6 percent, excluding a 9 percentage point currency exchange rate impact, and were down 15 percent overall.

The stronger U.S. dollar caused a significant negative backlog revaluation impact in Process Management and created weak comparisons to the prior year period. Currency exchange rates subtracted approximately 20 percentage points from the order growth. Excluding the currency impact, the trailing three-month order trend remained strong across the valve, measurement and systems businesses.

Order growth for Industrial Automation weakened due to the slowing order pattern in capital asset-related businesses.

Network Power order rates were impacted favorably by strength in the China power systems and inbound power businesses, which was more than offset by the negative impact from currency translation and softness in the connectivity business. Comparisons were tougher across this segment given the strong order growth in the same period last year. The trailing three-month underlying order rate excluding the currency impact for Network Power remained positive.

Order growth for Climate Technologies was positively impacted by strength from the European heat pump market which was more than offset by weakness in the U.S. residential air-conditioning and water heater controls businesses. The U.S. residential air-conditioning business had more difficult comparisons resulting from hot weather late in the season in the prior year period. The water heater controls business faced more difficult comparisons due to market penetration gains in the prior year period.

Orders for Appliance and Tools were negatively impacted across the business segment by weakness in consumer spending and residential and non-residential investment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: December 1, 2008	By:	/s/ Timothy G. Westman
Timothy G. Westman Vice President, Associate General Counsel and Assistant Secretary